               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 15, 2004

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On January 15, 2004,  Registrant made available  the
          Monthly Servicer Certificates for the Period of December 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  January 27, 2004                      By:/s/ Paul E. Martin
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller

-------------------------------------------------------------------------------

                           EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate #39, dated January 15, 2004

   20.2        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #33, dated January 15, 2004

   20.3        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #27, dated January 15, 2004

   20.4        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #21, dated January 15, 2004

   20.5        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #14, dated January 15, 2004

   20.6        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #8, dated January 15, 2004

   20.7        Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #3, dated January 15, 2004

================================================================================

                                   Exhibit 20.1

                        Navistar Financial 2000 - B Owner Trust
                             For the Month of December, 2003
                          Distribution Date of January 15, 2004
                                Servicer Certificate #39

Original Pool Amount                                           $764,710,097.53

Beginning Pool Balance                                          $90,649,396.07
Beginning Pool Factor                                                0.1185409

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $7,526,916.50
     Interest Collected                                            $704,348.68

Additional Deposits:
     Repurchase Amounts                                                  $0.00
     Liquidation Proceeds/Recoveries                               $127,917.46
Total Additional Deposits                                          $127,917.46

Repos/Chargeoffs                                                    $62,483.12
Aggregate Number of Notes Charged Off                                      170

Total Available Funds                                            $7,869,542.12

Ending Pool Balance                                             $83,549,636.97
Ending Pool Factor                                                   0.1092566

Servicing Fee                                                       $75,541.16

Repayment of Servicer Advances                                     $489,640.52

Memo Item - Reserve Account
     Prior Month Balance                                        $15,294,201.95
     Invest. Income                                                 $10,513.82
     Excess Serv.                                                  $180,270.72
     Transfer (to)/from Collections Account                              $0.00
     Beginning Balance                                          $15,484,986.49

Reserve Account:
     Beginning Balance  (see Memo Item)                         $15,484,986.49
     Target Percentage                                                   5.50%
     Target Balance                                              $4,595,230.03
     Minimum Balance                                            $15,294,201.95
     (Release)/Deposit                                            ($190,784.54)
     Ending Balance                                             $15,294,201.95

Current Weighted Average APR:                                           9.730%
Current Weighted Average Remaining Term (months):                        18.03

Delinquencies
                                                                       Dollars      Notes
     Installments:                                1 - 30 days       955,035.57        811
                                                  31 - 60 days      282,363.37        237
                                                  60+  days         172,843.32         51

     Total:                                                       1,410,242.26        832

     Balances:                                    60+  days         897,193.43         51

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of December, 2003

                                             TOTAL      CLASS A - 1     CLASS A - 2      CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount               $764,710,097.53  $140,000,000.00 $232,400,000.00  $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                 0.00%           0.00%            0.00%          96.25%          3.75%
     Coupon                                                 6.7300%         6.6600%          6.6700%         6.7800%        7.0300%

Beginning Pool Balance              $90,649,396.07
Ending Pool Balance                 $83,549,636.97

Collected Principal                  $7,037,275.98
Collected Interest                     $704,348.68
Charge - Offs                           $62,483.12
Liquidation Proceeds/Recoveries        $127,917.46
Servicing                               $75,541.16
Cash Transfer from Reserve Account           $0.00
Ttl Collections Avail for Debt Svc   $7,794,000.96

Beginning Balance                   $90,649,396.10            $0.00           $0.00            $0.00  $81,999,574.86  $8,649,821.24

Interest Due                           $513,971.14            $0.00           $0.00            $0.00     $463,297.60     $50,673.54
Interest Paid                          $513,971.14            $0.00           $0.00            $0.00     $463,297.60     $50,673.54
Principal Due                        $7,099,759.10            $0.00           $0.00            $0.00   $6,833,518.13    $266,240.97
Principal Paid                       $7,099,759.10            $0.00           $0.00            $0.00   $6,833,518.13    $266,240.97

Ending Balance                      $83,549,637.00            $0.00           $0.00            $0.00  $75,166,056.73  $8,383,580.27
Note/Certificate Pool Factor
(Ending Balance/Original Pool Amt)                           0.0000          0.0000           0.0000          0.4205         0.2923
Total Distributions                  $7,613,730.24            $0.00           $0.00            $0.00   $7,296,815.73    $316,914.51

Interest Shortfall                           $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
Principal Shortfall                          $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
     Total Shortfall                         $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
        (required from Reserve)
Excess Servicing                       $180,270.72
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance      $15,484,986.49
(Release)/Draw                        ($190,784.54)
Ending Reserve Acct Balance         $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       ($489,640.52)
 Total Outstanding Servicer Advances    $14,587,055.46
--------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of December, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                4                3              2                1
                                                  Aug-03           Sep-03           Oct-03         Nov-03           Dec-03

Beginning Pool Balance                   $119,726,225.32  $111,200,103.19  $103,543,938.70  $96,943,722.52  $90,649,396.07

A) Loss Trigger:
Principal of Contracts Charged Off           $130,859.65      $136,390.22      $286,395.71     $135,727.64      $62,483.12
Recoveries                                   $522,852.95      $407,195.29      $602,751.34     $231,014.56     $127,917.46

Total Charged Off (Months 5,4,3)             $553,645.58
Total Recoveries (Months 3,2,1)              $961,683.36
Net Loss/(Recoveries) for 3 Mos             ($408,037.78)(a)

Total Balance (Months 5,4,3)             $334,470,267.21 (b)

Loss Ratio Annualized [(a/b)*(12)]              -1.4639%

Trigger: Is Ratio > 1.5%                              No
                                                  Oct-03          Nov-03          Dec-03

B) Delinquency Trigger:                    $1,109,882.99   $1,298,701.09     $897,193.43
     Balance delinquency 60+ days                1.07190%        1.33964%        0.98974%
     As % of Beginning Pool Balance               1.2541%         1.3408%        1.13376%
     Three Month Average

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:                  2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                            No

====================================================================================================================================

                                      Exhibit 20.2

                          Navistar Financial 2001 - A Owner Trust
                              For the Month of December 2003
                           Distribution Date of January 15, 2004
                                 Servicer Certificate #33

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01)                      $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                            $90,007,923.36
Beginning Pool Factor                                                  0.2250202

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $6,445,116.60
     Interest Collected                                              $697,908.34
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $238,550.16
Total Additional Deposits                                            $238,550.16

Repos / Chargeoffs                                                    $65,977.88
Aggregate Number of Notes Charged Off                                        116

Total Available Funds                                              $7,166,619.50

Ending Pool Balance                                               $83,711,784.48
Ending Pool Factor                                                     0.2092799

Servicing Fee                                                         $75,006.60

Repayment of Servicer Advances                                       $214,955.60

Memo Item - Reserve Account
     Prior Month Balance                                           $7,999,984.48
     Invest. Income                                                    $4,919.00
     Excess Serv.                                                    $387,959.80
     Transfer (to)/from Collections Account                                $0.00
     Beginning Balance                                             $8,392,863.28

Reserve Account:
     Beginning Balance  (see Memo Item)                            $8,392,863.28
     Target Percentage                                                     5.50%
     Target Balance                                                $4,604,148.15
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                            ($392,878.79)
     Ending Balance                                                $7,999,984.48

Current Weighted Average APR:                                             9.412%

Current Weighted Average Remaining Term (months):                          23.33

Delinquencies
                                                                         Dollars      Notes
     Installments:                                  1 - 30 days       862,418.43        810
                                                    31 - 60 days      231,518.19        250
                                                    60+  days         136,230.80         68

     Total:                                                         1,230,167.42        832

     Balances:                                      60+  days         922,193.44         68

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of December 2003
                                                                         NOTES

                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%           0.00%           0.00%         95.75%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $90,007,923.36
Ending Pool Balance                     $83,711,784.48

Collected Principal                      $6,230,161.00
Collected Interest                         $697,908.34
Charge - Offs                               $65,977.88
Liquidation Proceeds/Recoveries            $238,550.16
Servicing                                   $75,006.60
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Acct                  $0.00
Total Collections Avail for Debt Svc     $7,091,612.90

Beginning Balance                       $90,007,923.37           $0.00           $0.00         $0.00  $83,101,336.62  $6,906,586.75

Interest Due 2                             $407,514.22           $0.00           $0.00         $0.00     $375,341.04     $32,173.18
Interest Paid                              $407,514.22           $0.00           $0.00         $0.00     $375,341.04     $32,173.18
Principal Due                            $6,296,138.88           $0.00           $0.00         $0.00   $6,028,552.98    $267,585.90
Mandatory Prepayments Class A-1 only
Principal Paid                           $6,296,138.88           $0.00           $0.00         $0.00   $6,028,552.98    $267,585.90

Ending Balance                          $83,711,784.49           $0.00           $0.00         $0.00  $77,072,783.64  $6,639,000.85
Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                         0.0000          0.0000        0.0000          0.8332         0.3905

Total Distributions                      $6,703,653.10           $0.00           $0.00         $0.00   $6,403,894.02    $299,759.08

Interest Shortfall                               $0.00           $0.00           $0.00         $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00         $0.00           $0.00          $0.00
             Total Shortfall                     $0.00           $0.00           $0.00         $0.00           $0.00          $0.00
Excess Servicing                           $387,959.80
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $8,392,863.28
(Release) / Draw                          ($392,878.79)
Ending Reserve Acct Balance              $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
----------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       ($214,955.60)
 Total Outstanding Servicer Advances     $6,563,729.69
----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of December 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                   4                  3                2                  1
                                                  Aug-03              Sep-03             Oct-03           Nov-03             Dec-03

Beginning Pool Balance                   $114,210,984.38     $107,310,294.11    $102,055,650.76   $94,715,946.81     $90,007,923.36

A) Loss Trigger:
Principal of Contracts Charged Off           $134,503.10          $57,568.84        $255,104.19      $104,530.74         $65,977.88
Recoveries                                   $290,421.03         $352,135.14        $809,527.24       $78,088.82        $238,550.16

Total Charged Off (Months 5,4,3)             $447,176.13
Total Recoveries (Months 3,2,1)            $1,126,166.22
Net Loss/(Recoveries) for 3 Mos             ($678,990.09)(a)

Total Balance (Months 5,4,3)             $323,576,929.25 (b)

Loss Ratio Annualized [(a/b)*(12)]              -2.5181%

Trigger: Is Ratio > 1.5%                              No

                                                  Oct-03              Nov-03             Dec-03
B) Delinquency Trigger:
     Balance delinquency 60+ days            $863,814.35       $1,049,257.58        $922,193.44
     As % of Beginning Pool Balance             0.84642%            1.10779%           1.02457%
     Three Month Average                        0.80109%            0.93790%           0.99293%

Trigger: Is Average > 2.0%                            No

C) C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         2.0000%

Trigger: Is Minimum < 1.0%                            No

====================================================================================================================================

                                  Exhibit 20.3

                      Navistar Financial 2001 - B Owner Trust
                          For the Month of December 2003
                       Distribution Date of January 15, 2004
                             Servicer Certificate #27

Original Pool Amount                                            $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                    $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                   $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                     $30,633,447.04
Beginning Pool Balance                                          $172,131,568.85
Beginning Pool Factor                                                 0.3442635

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $10,040,747.74
     Interest Collected                                           $1,184,274.04
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $287,941.36
Total Additional Deposits                                           $287,941.36

Repos / Chargeoffs                                                  $377,492.72
Aggregate Number of Notes Charged Off                                       124

Total Available Funds                                            $11,041,113.97

Ending Pool Balance                                             $162,185,177.56
Ending Pool Factor                                                    0.3243707

Servicing Fee                                                       $143,442.97

Repayment of Servicer Advances                                      $471,849.17

Memo Item - Reserve Account
     Prior Month Balance                                          $9,999,988.40
     Invest. Income                                                   $7,879.22
     Excess Serv.                                                   $372,844.85
     Transfer (to) Collections Acct                                       $0.00
     Beginning Balance                                           $10,380,712.47

Reserve Account:
     Beginning Balance  (see Memo Item)                          $10,380,712.47
     Target Percentage                                                    5.50%
     Target Balance                                               $8,920,184.77
     Minimum Balance                                              $9,999,988.40
     (Release) / Deposit                                           ($380,724.07)
     Ending Balance                                               $9,999,988.40

Current Weighted Average APR:                                            8.292%
Current Weighted Average Remaining Term (months):                         29.14

Delinquencies
                                                                        Dollars     Notes
     Installments:                                1 - 30 days      1,184,213.53     1,207
                                                  31 - 60 days       296,258.75       285
                                                  60+  days          168,452.93        95

     Total:                                                        1,648,925.21     1,239

     Balances:                                    60+  days        1,285,129.47        95

-------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of December 2003

                                                                        NOTES

                                             TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount                $500,000,000.00  $79,638,000.00 $131,715,000.00 $179,000,000.00  $90,897,000.00  $18,750,000.00
Distributions:
     Distribution Percentages  1                             0.00%           0.00%          96.25%           0.00%           3.75%
     Coupon                                                2.4400%         2.8300%         1.4125%         4.3700%         4.8300%

Beginning Pool Balance              $172,131,568.85
Ending Pool Balance                 $162,185,177.56

Collected Principal                   $9,568,898.57
Collected Interest                    $1,184,274.04
Charge - Offs                           $377,492.72
Liquidation Proceeds / Recoveries       $287,941.36
Swap Payments to/(from)Trust           ($122,093.33)
Servicing                               $143,442.97
Investment Earnings from Pre-Funding Acct.    $0.00
Negative Carry Amount                         $0.00
Cash Transfer from Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Account            $0.00
Ttl Collections Avail for Debt Svc   $10,775,577.67

Beginning Balance                   $172,131,568.85           $0.00           $0.00  $71,793,210.02  $90,897,000.00   $9,441,358.83

Interest Due 2                          $456,341.53           $0.00           $0.00      $87,323.48     $331,016.58      $38,001.47
Interest Paid                           $456,341.53           $0.00           $0.00      $87,323.48     $331,016.58      $38,001.47
Principal Due                         $9,946,391.29           $0.00           $0.00   $9,573,401.62           $0.00     $372,989.67
Mandatory Prepayments Class A-1 only          $0.00           $0.00
Principal Paid                        $9,946,391.29           $0.00           $0.00   $9,573,401.62           $0.00     $372,989.67

Ending Balance                       $162,185,177.56          $0.00           $0.00  $62,219,808.40  $90,897,000.00   $9,068,369.16
Note/Certificate Pool Factor
   (Ending Balance/Original PoolAmt)                         0.0000          0.0000          0.3476          1.0000          0.4836
Total Distributions                  $10,402,732.82           $0.00           $0.00   $9,660,725.10     $331,016.58     $410,991.14

Interest Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
Principal Shortfall                           $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
     Total Shortfall                          $0.00           $0.00           $0.00           $0.00           $0.00           $0.00

Excess Servicing                        $372,844.85
     (see Memo Item-Reserve Acct)

     Beginning Reserve Acct Balance  $10,380,712.47
     (Release) / Draw                  ($380,724.07)
     Ending Reserve Acct Balance      $9,999,988.40

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest based on One Month Libor +25bp.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-----------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       ($471,849.17)
 Total Outstanding Servicer Advances     $3,857,573.54
-----------------------------------------------------------------

====================================================================================================================================

Navistar Financial 2001 - B Owner Trust
For the Month of December 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                   5                   4                  3                 2                 1
                                              Aug-03              Sep-03             Oct-03            Nov-03            Dec-03

Beginning Pool Balance               $216,174,319.86     $205,622,300.10    $195,212,483.06   $180,027,386.78   $172,131,568.85

A) Loss Trigger:
Principal of Contracts Charged Off       $516,924.58         $384,532.76        $220,409.13        $95,347.52       $377,492.72
Recoveries                               $572,447.22         $457,435.96        $912,805.56        $91,211.47       $287,941.36

Total Charged Off (Months 5,4,3)       $1,121,866.47
Total Recoveries (Months 3,2,1)        $1,291,958.39
Net Loss/(Recoveries) for 3 Mos         ($170,091.92)(a)

Total Balance (Months 5,4,3)         $617,009,103.02 (b)

Loss Ratio Annualized [(a/b)*(12)]          -0.3308%

Trigger: Is Ratio > 1.5%                         No

                                              Oct-03              Nov-03             Dec-03
B) Delinquency Trigger:
     Balance delinquency 60+ days        $889,855.32       $1,499,006.05      $1,285,129.47
     As % of Beginning Pool Balance          0.45584%            0.83265%           0.74660%
     Three Month Average                     0.52469%            0.65060%           0.67836%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                      2.0000%

Trigger: Is Minimum < 1.0%                        No

====================================================================================================================================

                                       Exhibit 20.4

                         Navistar Financial 2002 - A Owner Trust
                              For the Month of December 2003
                          Distribution Date of January 15, 2004
                                 Servicer Certificate #21

Original Pool Amount                                             $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                     $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                    $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $225,516,113.85
Beginning Pool Factor                                                  0.4510323

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $15,491,952.22
     Interest Collected                                            $1,421,157.85

Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                $48,771.15
Total Additional Deposits                                             $48,771.15

Repos / Chargeoffs                                                    $92,981.21
Aggregate Number of Notes Charged Off                                         80

Total Available Funds                                             $16,620,721.62

Ending Pool Balance                                              $210,272,340.02
Ending Pool Factor                                                     0.4205448

Servicing Fee                                                        $187,930.09

Repayment of Servicer Advances                                       $341,159.60

Memo Item - Reserve Account
     Prior Month Balance                                          $12,429,270.67
     Invest. Income                                                    $9,933.48
     Excess Serv.                                                    $344,267.81
     Transfer (to) Collections Account                                     $0.00
     Beginning Balance                                            $12,783,471.96

Reserve Account:
     Beginning Balance  (see Memo Item)                           $12,783,471.96
     Target Percentage                                                     5.50%
     Target Balance                                               $11,564,978.70
     Specified Yield Supplement Amount                                     $0.00
     Specified Yield Supplement Amount                                $25,884.41
     Specified Reserve Account Balance                            $11,590,863.11
     Minimum Balance                                               $9,999,997.65
     (Release) / Deposit                                          ($1,192,608.85)
     Ending Balance                                               $11,590,863.11

Current Weighted Average APR:                                             7.588%
Current Weighted Average Remaining Term (months):                          32.00

Delinquencies

                                                                         Dollars     Notes
     Installments:                                 1 - 30 days     $1,334,564.02     1,458
                                                   31 - 60 days      $278,579.66       225
                                                   60+  days         $208,979.34        65

     Total:                                                        $1,822,123.02     1,477

     Balances:                                     60+  days       $2,013,396.18        65

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of December 2003

                                                                        NOTES

                                             TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3      CLASS A - 4  CLASS B NOTES
Original Pool Amount               $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00  $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                             0.00%           0.00%          96.00%            0.00%          4.00%
     Coupon                                                1.9600%         3.0700%         4.0900%          4.7600%        4.9500%

Beginning Pool Balance             $225,516,113.85
Ending Pool Balance                $210,272,340.02

Collected Principal                 $15,150,792.62
Collected Interest                   $1,421,157.85
Charge - Offs                           $92,981.21
Liquidation Proceeds/Recoveries         $48,771.15

Servicing                              $187,930.09
Investment Earnings from Pre-Funding Acct.   $0.00
Negative Carry Amount                        $0.00
Cash Transfer from Pre-Funding Acct          $0.00
Cash Transfer from Reserve Acct              $0.00
Ttl Collections Avail for Debt Svc  $16,432,791.53

Beginning Balance                  $225,516,113.85           $0.00          $0.00  $92,575,469.28  $121,000,000.00 $11,940,644.57

Interest Due 2                         $844,749.89           $0.00          $0.00     $315,528.06      $479,966.67     $49,255.16
Interest Paid                          $844,749.89           $0.00          $0.00     $315,528.06      $479,966.67     $49,255.16
Principal Due                       $15,243,773.83           $0.00          $0.00  $14,634,022.88            $0.00    $609,750.95
Mandatory Prepayments Class A-1 only         $0.00           $0.00
Principal Paid                      $15,243,773.83           $0.00          $0.00  $14,634,022.88            $0.00    $609,750.95

Ending Balance                     $210,272,340.02           $0.00          $0.00  $77,941,446.40  $121,000,000.00 $11,330,893.62
Note/Certificate Pool Factor
  (Ending Balance/Original Pool Amt)                        0.0000         0.0000          0.7494           1.0000         0.5665
Total Distributions                 $16,088,523.72           $0.00          $0.00  $14,949,550.94      $479,966.67    $659,006.11

Interest Shortfall                           $0.00           $0.00          $0.00           $0.00            $0.00          $0.00
Principal Shortfall                          $0.00           $0.00          $0.00           $0.00            $0.00          $0.00
    Total Shortfall                          $0.00           $0.00          $0.00           $0.00            $0.00          $0.00

Excess Servicing                       $344,267.81

     Beginning Reserve Acct Balance $12,783,471.96
     (Release) / Draw               ($1,192,608.85)
     Ending Reserve Acct Balance    $11,590,863.11

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-----------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   ($341,159.60)
 Total Outstanding Servicer Advances $7,376,510.93
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of December 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                   4                 3                2               1
                                                Aug-03              Sep-03            Oct-03           Nov-03          Dec-03

Beginning Pool Balance                 $279,195,585.43     $266,213,315.90   $253,598,957.58  $234,882,052.22 $225,516,113.85

A) Loss Trigger:
Principal of Contracts Charged Off         $423,853.40         $185,171.11       $213,083.57       $60,454.52      $92,981.21
Recoveries                                 $446,368.49         $277,706.28       $604,052.29      $187,631.06      $48,771.15

Total Charged Off (Months 5,4,3)           $822,108.08
Total Recoveries (Months 3,2,1)            $840,454.50
Net Loss/(Recoveries) for 3 Mos            ($18,346.42) (a)

Total Balance (Months 5,4,3)           $799,007,858.91  (b)

Loss Ratio Annualized [(a/b)*(12)]            -0.0276%

Trigger: Is Ratio > 1.5%                            No

                                                Oct-03              Nov-03            Dec-03
B) Delinquency Trigger:
     Balance delinquency 60+ days          $687,778.34         $959,433.41     $2,013,396.18
     As % of Beginning Pool Balance           0.27121%            0.40847%          0.89279%
     Three Month Average                      0.30791%            0.35220%          0.52416%

Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                       2.3182%

Trigger: Is Minimum < 1.0%                          No

====================================================================================================================================

                               Exhibit 20.5
                    Navistar Financial 2002 - B Owner Trust

                         For the Month of December 2003
                     Distribution Date of January 15, 2004
                           Servicer Certificate  #14

Original Pool Amount                                            $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                   $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                   $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                    $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                    $25,713,811.37
Beginning Pool Balance                                          $492,242,171.87
Beginning Pool Factor                                                 0.5791089

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $28,789,753.62
     Interest Collected                                           $3,111,430.66
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $461,814.54
Total Additional Deposits                                           $461,814.54

Repos / Chargeoffs                                                  $264,244.81
Aggregate Number of Notes Charged Off                                       152

Total Available Funds                                            $31,381,933.75

Ending Pool Balance                                             $464,169,238.51
Ending Pool Factor                                                    0.5460819

Servicing Fee                                                       $410,201.81

Repayment of Servicer Advances                                      $981,065.07

Memo Item - Reserve Account
     Prior Month Balance                                         $27,083,589.39
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                  $21,540.81
     Excess Serv.                                                 $1,645,536.01
     Transfer (to)                                                        $0.00
                                                                ----------------
     Collections Acct
     Beginning Balance                                           $28,750,666.21

Reserve Account:
     Beginning Balance  (see Memo Item)                          $28,750,666.21
     Target Percentage                                                    5.50%
     Target Balance                                              $25,529,308.12
     Specified Yield Supplement Amount                                $1,716.19
     Specified Yield Supplement Amount                                $3,760.58
     Specified Reserve Account Balance                           $25,534,784.89
     Minimum Balance                                             $16,999,987.45
     (Release) / Deposit                                         ($3,215,881.32)
     Ending Balance                                              $25,534,784.89
--------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.650%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                         37.58
--------------------------------------------------------------------------------

Delinquencies                                                           Dollars     Notes
                                                                ----------------  --------
     Installments:                                 1 - 30 days     2,485,178.38     2,523
                                                   31 - 60 days      564,031.39       534
                                                   60+  days         385,035.88       172

     Total:                                                        3,434,245.65     2,558

     Balances:                                     60+  days       4,595,985.56       172

-----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of December 2003

                                                                           NOTES
                       TOTAL               CLASS A - 1     CLASS A - 2   CLASS A - 3a (3)CLASS A - 3b     CLASS A - 4  CLASS B NOTES
Original Pool Amount   $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
   Distribution %  1                              0.00%          96.00%           0.00%          0.00%          0.00%          4.00%
   Coupon                                       1.6200%         1.9200%         1.4125%        2.6400%        3.5200%        5.2700%

Beginning Pool Bal     $492,242,171.87
Ending Pool Balance    $464,169,238.51

Collected Principal     $27,808,688.55
Collected Interest       $3,111,430.66
Charge - Offs              $264,244.81
Liquidation Proceeds/
    Recoveries             $461,814.54
Swap Payments to/
   (from)Trust            ($214,776.04)
Servicing                  $410,201.81
Investment Earnings from
    Pre-Funding                  $0.00
Negative Carry Amount            $0.00
Cash Transfer from
   Pre-Funding Acct              $0.00
Cash Transfer from
   Reserve Acct                  $0.00
Ttl Collections Avail
    for Debt Svc        $30,756,955.90

Beginning Balance      $492,242,171.87         $0.00    $42,072,485.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $26,169,686.87

Interest Due 2           $1,038,486.53         $0.00        $67,315.98     $261,508.68     $55,000.00     $539,733.33    $114,928.54
Interest Paid            $1,038,486.53         $0.00        $67,315.98     $261,508.68     $55,000.00     $539,733.33    $114,928.54
Principal Due           $28,072,933.36         $0.00    $26,950,016.03           $0.00          $0.00           $0.00  $1,122,917.33
Mandatory Prepayments
   Class A-1 only                $0.00         $0.00
Principal Paid          $28,072,933.36         $0.00    $26,950,016.03           $0.00          $0.00           $0.00  $1,122,917.33

Ending Balance         $464,169,238.51         $0.00    $15,122,468.97 $215,000,000.00 $25,000,000.00 $184,000,000.00 $25,046,769.54
Note/Certificate Pool Factor
   (Ending Balance/Original Pool Amt)         0.0000            0.0657          1.0000         1.0000          1.0000         0.7367
Total Distributions     $29,111,419.89         $0.00    $27,017,332.01     $261,508.68     $55,000.00     $539,733.33  $1,237,845.87

Interest Shortfall               $0.00         $0.00             $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall              $0.00         $0.00             $0.00           $0.00          $0.00           $0.00          $0.00
   Total Shortfall               $0.00         $0.00             $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
  (see Memo Item-Reserve $1,645,536.01

  Beginning Reserve
      Acct Bal          $28,750,666.21
  (Release)/Draw        ($3,215,881.32)
  Ending Reserve
      Acct Bal          $25,534,784.89

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days. Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.
3 LIBOR was reset on 06/12/03 at 0.00%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03 Distribution
is 0.00%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
----------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month     ($981,065.07)
 Total Outstanding Servicer Advances   $4,020,932.72
----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of December 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                 5                4              3                2               1               0
                                            Jul-03           Aug-03          Sep-03          Oct-03          Nov-03          Dec-03
Remaining Gross Balance            $724,056,309.83  $686,931,353.53 $653,935,925.05 $626,432,813.65 $580,238,623.30 $553,721,461.49

A) Loss Trigger:
Principal of Contracts Charged Off     $677,129.27      $824,556.39     $441,047.24     $356,355.28     $326,364.64     $264,244.81
Recoveries                           $1,633,438.50      $488,637.63     $545,762.33     $738,274.90     $255,534.61     $461,814.54

Total Charged Off (Months 5,4,3)     $1,942,732.90
Total Recoveries (Months 3,2,1)      $1,539,571.84
                                 ------------------
Net Loss/(Recoveries) for 3 Mos        $403,161.06 (a)

Total Balance (Months 5,4,3)     $2,064,923,588.41 (b)

Loss Ratio Annualized [(a/b)*(12)]          0.2343%

Trigger: Is Ratio > 1.5%                        No

                                            Oct-03           Nov-03           Dec-03
B) Delinquency Trigger:
     Balance delinquency 60+         $2,567,734.64     $3,381,563.99   $4,595,985.56
     As % of Remaining Gross Balance       0.40990%          0.58279%        0.83002%
     Three Month Average                   0.32931%          0.46518%        0.60757%

Trigger: Is Average > 2.0%                       No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance         3.0041%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                       No

===================================================================================================================================

                           Exhibit 20.6

                Navistar Financial 2003 - A Owner Trust

                     For the Month of December 2003
                 Distribution Date of January 15, 2004
                       Servicer Certificate  #8

Original Pool Amount                                        $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                $67,372,775.52
Subsequent Receivables (transferred 07/07/03)               $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                         $0.00
Subsequent Receivables (transferred xx/xx/xx)                         $0.00
Beginning Pool Balance                                      $386,609,926.72
Beginning Pool Factor                                             0.7732209

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)      $17,017,319.36
     Interest Collected                                       $2,274,065.90
     Mandatory Prepayments                                            $0.00
Additional Deposits:

     Repurchase Amounts                                               $0.00

     Liquidation Proceeds / Recoveries                          $114,505.27
Total Additional Deposits                                       $114,505.27

Repos / Chargeoffs                                              $136,519.62
Aggregate Number of Notes Charged Off                                    53

Total Available Funds                                        $18,597,153.48

Ending Pool Balance                                         $370,264,824.79
Ending Pool Factor                                                0.7405307

Servicing Fee                                                   $322,174.94

Repayment of Servicer Advances                                  $808,737.05
----------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                     $21,329,114.44
     Trans Base                                                       $0.00
     Trans Low/0%                                                     $0.00
     Invest. Income                                              $16,899.53
     Excess Serv.                                             $1,358,297.76
     Transfer (to)                                                    $0.00
                                                            ----------------
     Collections Acct
     Beginning Balance                                       $22,704,311.73
----------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                      $22,704,311.73
     Target Percentage                                                5.50%
     Target Balance                                          $20,364,565.36
     Specified Yield Supplement Amount                           $61,881.73
     Specified Yield Supplement Amount                                $0.00
     Specified Reserve Account Balance                       $20,426,447.09
     Minimum Balance                                          $9,999,985.97
     (Release) / Deposit                                     ($2,277,864.64)
     Ending Balance                                          $20,426,447.09
----------------------------------------------------------------------------
Current Weighted Average APR:                                        7.357%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                     43.22
----------------------------------------------------------------------------

Delinquencies                                                       Dollars     Notes
                                                            ----------------  --------
     Installments:                               1 - 30 days   2,027,222.79     1,859
                                                 31 - 60 days    467,863.30       382
                                                 60+  days       159,098.08        99

     Total:                                                    2,654,184.17     1,877

     Balances:                                   60+  days     1,992,575.91        99

-----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of December 2003

                                                                                         NOTES
                                             TOTAL     CLASS A - 1      CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount               $500,000,000.00  $85,000,000.00  $175,000,000.00 $113,000,000.00  $108,250,000.00 $18,750,000.00
Distributions:
       Distribution Percentages  1                           0.00%           96.25%           0.00%            0.00%          3.75%
       Coupon                                              1.2500%          1.3100%         1.7300%          2.2400%        3.0800%

Beginning Pool Balance             $386,609,926.72
Ending Pool Balance                $370,264,824.79

Collected Principal                 $16,208,582.31
Collected Interest                   $2,274,065.90
Charge - Offs                          $136,519.62
Liquidation Proceeds/Recoveries        $114,505.27
Servicing                              $322,174.94
Investment Earnings from Pre-Funding Acct.   $0.00
Cash Transfer from Negative Carry Acct.      $0.00
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Ttl Collections Avail for Debt Svc  $18,274,978.54

Beginning Balance                  $386,609,926.72           $0.00  $147,674,554.47 $113,000,000.00  $108,250,000.00 $17,685,372.25

Interest Due 2                         $571,578.85           $0.00      $161,211.39     $162,908.33      $202,066.67     $45,392.46
Interest Paid                          $571,578.85           $0.00      $161,211.39     $162,908.33      $202,066.67     $45,392.46
Principal Due                       $16,345,101.93           $0.00   $15,732,160.61           $0.00            $0.00    $612,941.32
Mandatory Prepayments Class A-1 only **      $0.00           $0.00
Principal Paid                      $16,345,101.93           $0.00   $15,732,160.61           $0.00            $0.00    $612,941.32

Ending Balance                     $370,264,824.79           $0.00  $131,942,393.86 $113,000,000.00  $108,250,000.00 $17,072,430.93
Note/Certificate Pool Factor
   (Ending Balance/Original Pool Amt)                       0.0000           0.7540          1.0000           1.0000         0.9105
Total Distributions                 $16,916,680.78           $0.00   $15,893,372.00     $162,908.33      $202,066.67    $658,333.78

Interest Shortfall                           $0.00           $0.00            $0.00           $0.00            $0.00          $0.00
Principal Shortfall                          $0.00           $0.00            $0.00           $0.00            $0.00          $0.00
    Total Shortfall                          $0.00           $0.00            $0.00           $0.00            $0.00          $0.00

Excess Servicing
    (See Memo Item - Reserve Acct    $1,358,297.76

     Beginning Reserve Acct Bal     $22,704,311.73
    (Release)/Draw                  ($2,277,864.64)
     Ending Reserve Acct Bal        $20,426,447.09

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for
Class A-1, Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   ($808,737.05)
 Total Outstanding Servicer Advances            $3,355,143.88
-------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of December 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                 5                4               3               2               1               0
                                            Jul-03           Aug-03          Sep-03          Oct-03          Nov-03          Dec-03

Remaining Gross Balance           $537,377,450.19   $518,070,736.37 $498,105,610.11 $481,037,541.53 $456,809,418.08 $439,795,299.46

A) Loss Trigger:
Principal of Contracts
Charged Off                           $319,020.44       $787,952.26     $136,667.78     $519,229.68     $191,162.85     $136,519.62
Recoveries                              $7,978.00        $65,363.79     $214,386.52     $398,860.57     $250,609.12     $114,505.27

Total Charged Off (Months 5,4,3)    $1,243,640.48
Total Recoveries (Months 3,2,1)       $863,856.21
                                 -----------------
Net Loss/(Recoveries) for 3 Mos       $379,784.27 (a)

Total Balance (Months 5,4,3)    $1,553,553,796.67(b)

Loss Ratio Annualized [(a/b)*(12)]         0.2934%

Trigger: Is Ratio > 1.5%                       No

                                           Oct-03         Nov-03         Dec-03
B) Delinquency Trigger:
    Balance delinquency 60+ days      $462,470.12  $1,340,660.15   $1,992,575.91
    As % of Remaining Gross Balance       0.09614%       0.29348%        0.45307%
    Three Month Average                   0.13696%       0.20591%        0.28090%

Trigger: Is Average > 2.0%                     No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance         4.0853%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                     No

Beginning Bal Back-up Servicer Acct   $250,000.00
plus: Mthly Interest Earned               $197.67
less: Mthly Interest Earned
    returned to NFC                      ($197.67)
less: Activity for month                    $0.00
Ending Bal Back-up Servicer Acct      $250,000.00

====================================================================================================================================

                            Exhibit 20.7

                  Navistar Financial 2003 - B Owner Trust

                      For the Month of December 2003
                  Distribution Date of January 15, 2004
                         Servicer Certificate  #3

Original Pool Amount                                            $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                   $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Beginning Pool Balance                                          $527,760,668.68
Beginning Pool Factor                                                 0.9595684

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $15,987,959.60
     Interest Collected                                           $2,943,971.15
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                                    $0.00
Total Additional Deposits                                                 $0.00

Repos / Chargeoffs                                                   $94,529.02
Aggregate Number of Notes Charged Off                                         9

Total Available Funds                                            $18,080,659.58

Ending Pool Balance                                             $512,529,451.23
Ending Pool Factor                                                    0.9318752

Servicing Fee                                                       $439,800.56

Repayment of Servicer Advances                                      $851,271.17
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                         $24,917,459.08
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                  $19,120.62
     Excess Serv.                                                 $1,398,216.36
     Transfer (to)                                                        $0.00
                                                               -----------------
     Collections Acct
     Beginning Balance                                           $26,334,796.06
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                          $26,334,796.06
     Target Percentage                                                    5.50%
     Target Balance                                              $28,189,119.82
     Specified Yield Supplement Amount                              $146,767.81
     Specified Yield Supplement Amount                                  $667.89
     Specified Reserve Account Balance                           $28,336,555.52
     Minimum Balance                                             $10,999,959.33
     (Release) / Deposit                                            ($19,120.62)
     Ending Balance                                              $26,315,675.44
--------------------------------------------------------------------------------
Current Weighted Average APR:                                            6.628%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                         48.95
--------------------------------------------------------------------------------
Delinquencies                                                           Dollars       Notes
                                                               -----------------  ----------
     Installments:                                1 - 30 days      1,559,292.87       1,554
                                                  31 - 60 days       204,822.11         238
                                                  60+  days           29,731.64          23

     Total:                                                        1,793,846.62       1,554

     Balances:                                    60+  days        1,069,802.20          23

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - B Owner Trust
For the Month of December 2003

                                                                             NOTES
                                            TOTAL      CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
Original Pool Amount                 $550,000,000.00 $93,400,000.00  $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Distributions:
    Distribution Percentages  1                              100.00%            0.00%           0.00%           0.00%          0.00%
    Coupon                                                 1.140630%        1.690000%       1.362500%       3.250000%      3.790000%

Beginning Pool Balance               $527,760,668.68
Ending Pool Balance                  $512,529,451.23

Collected Principal                   $15,136,688.43
Collected Interest                     $2,943,971.15
Charge - Offs                             $94,529.02
Liquidation Proceeds / Recoveries              $0.00
Swap Payments to/(from)Trust            ($153,166.67)
Servicing                                $439,800.56
Investment Earnings from Pre-Funding Acct.     $0.00
Cash Transfer from Negative Carry Acct         $0.00
Cash Transfer from Pre-Funding Acct            $0.00
Cash Transfer from Reserve Acct                $0.00
Ttl Collections Avail for Debt Svc    $17,487,692.35

Beginning Balance                    $527,760,668.68 $71,160,668.68  $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00

Interest Due 2                           $858,258.54     $69,894.66      $230,262.50     $187,722.22     $300,895.83     $69,483.33
Interest Paid                            $858,258.54     $69,894.66      $230,262.50     $187,722.22     $300,895.83     $69,483.33
Principal Due                         $15,231,217.45 $15,231,217.45            $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only **        $0.00          $0.00
Principal Paid                        $15,231,217.45 $15,231,217.45            $0.00           $0.00           $0.00          $0.00

Ending Balance                       $512,529,451.23 $55,929,451.23  $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Note/Certificate Pool Factor
  (Ending Balance/Original Pool Amt)                         0.5988           1.0000          1.0000          1.0000         1.0000
Total Distributions                   $16,089,475.99 $15,301,112.11      $230,262.50     $187,722.22     $300,895.83     $69,483.33

Interest Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
   Total Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00          $0.00

Excess Servicing
   (see Memo Item-Reserve Account)     $1,398,216.36

   Beginning Reserve Acct Balance     $26,334,796.06
   (Release)/Draw                        ($19,120.62)
   Ending Reserve Acct Balance        $26,315,675.44

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3, Class A-2, and A-4 and Class B Interest calculated on 15 days.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   ($851,271.17)
 Total Outstanding Servicer Advances            $1,717,764.12
---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - B Owner Trust
For the Month of December 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                 4            3             2              1                0
                                       Jul-03            Aug-03       Sep-03        Oct-03          Nov-03          Dec-03

Remaining Gross Balance                  N/A               N/A          N/A   $399,499,943.17  $605,230,615.98  $592,687,464.01

A) Loss Trigger:
Principal of Contracts Charged Off       N/A               N/A          N/A       $155,813.44       $73,342.50       $94,529.02
Recoveries                               N/A               N/A         $0.00            $0.00            $0.00            $0.00

Total Charged Off (Months 5,4,3)         N/A
Total Recoveries (Months 3,2,1)        $0.00
                                    ----------------
Net Loss/(Recoveries) for 3 Mos          N/A        (a)

Total Balance (Months 5,4,3)             N/A        (b)

Loss Ratio Annualized [(a/b)*(12)]       N/A

Trigger: Is Ratio > 1.5%                  No

                                                                                       Oct-03            Nov-03             Dec-03
B) Delinquency Trigger:
   Balance delinquency 60+ days                                                  $448,122.71     $1,438,893.20      $1,069,802.20
   As % of Remaining Gross Balance                                                   0.11217%          0.23774%           0.18050%
   Three Month Average                                                                    N/A               N/A           0.17680%

Trigger: Is Average > 2.0%                No

C) Noteholders Percent Trigger:
   Ending Reserve Account Balance      4.7847%
   not less than 1% of Initial Aggregate
   Receivables Balance

Trigger: Is Minimum < 1.0%                No

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